UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 17, 2003

                                   LMIC, Inc.


             (Exact name of registrant as specified in its charter)

     Delaware                      0-26186                       84-1209978
----------------               ----------------              -------------------
 (State or other               (Commission File                (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)

6435 Virginia Manor Road, Beltsville, Maryland                    20705
----------------------------------------------                    -----
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (240) 264-8300

                                 Not applicable


          (Former name or former address, if changed since last report)

 Item 5. Other Events

      LMIC, Inc. (the "Company") recently completed two financing transactions to better secure funding for our future growth to meet the needs of the rapidly improving contract manufacturing industry. The Company intends to use the net cash proceeds of approximately $1.5 million to fund operations and repay a portion of its indebtedness. The Company is in the process of raising additional capital. There can be no assurance as to whether or on what terms such additional capital can be raised.

      First, on November 20, 2003, the Company executed an Amended and Restated Convertible Note (the "Laurus Note") with Laurus Master Funds, Ltd. ("Laurus") that amended the Company's existing $2 million promissory note due to Laurus and provided for up to $2 million in financing. The Laurus Note is secured by a pledge of all of the Company's assets. The Company has borrowed an additional $1.5 million under the Laurus Note. Under the terms of the Laurus Note, amounts outstanding may be converted into the Company's common stock at a conversion rate of $2.50 per share, subject to adjustment as provided in the Laurus Note. The Company may force a conversion of the Laurus Note upon the common stock achieving certain targets. Although the terms and operating arrangements for this financings are still being finalized, the Company believes that it may be in default of certain provisions of the Laurus Note and related documents for which it has received oral waivers. The Laurus Note was secured by a $2 million cash deposit made by certain persons, including Mr. Kwok Li, the Company's Chairman of the Board. On January 6, 2004 such persons, Laurus and the Company entered into a series of transactions, the result of which is that the funds on deposit were used to satisfy a portion of the Laurus Note in exchange for Common Stock and warrants in the company. The Company may also be in default of certain of the restrictive covenants contained in one of its other credit agreements, but believes that it will be able to obtain a waiver of such default. If the Company is unable to obtain enforceable waivers of such defaults, the Company may be required to repay or refinance such indebtedness, and there can be no assurance that the Company will be successful in such efforts.

         Second, on December 29, 2003, the holders of a $2 million promissory note that had matured on November 28, 2003, agreed to convert the note to a demand note. As of the date hereof, payment has not been demanded. If payment is demanded, the Company will seek to refinance the note. There can be no assurance that the Company will be able to refinance the note if payment is demanded, or the terms of any such refinancing.

         Included as Exhibits to this Form 8-K are certain agreements described in the Company's previously filed periodic reports.

 Item 7. Exhibits

         10.1.1 Loan Agreement, dated May 31, 2001, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.1.2 $5,000,000 Promissory Note, dated May 31, 2001, in favor of Branch Banking and Trust Company by Linsang Manufacturing, Inc.

         10.1.3 Security Agreement, dated May 31, 2001, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.1.4 Note Modification Agreement, dated September 12, 2003, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.1.5 Note Modification Agreement, dated December 11, 2003, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.2.1 $2,000,000 Convertible Note, dated June 26, 2002, in favor of Fuel Centers, Inc. by Linsang Manufacturing, Inc.

         10.2.2 Allonge, dated October 15, 2002, between Fuel Centers, Inc. and Linsang Manufacturing, Inc.

         10.2.3 Allonge #2, dated December 29, 2003, between the holders of the note and Linsang Manufacturing, Inc.

         10.3.1 $1,000,000 Convertible Promissory Note, dated October 28, 2003, in favor of Rod Whiton by LMIC, Inc.

         10.4.1 $200,000 Promissory Note, dated December 12, 2002, in favor of Ajit K. Medhekar by Linsang Manufacturing, Inc.

         10.4.2 Loan Agreement dated December 12, 2002 between Linsang Manufacturing,Inc. and Ajit K. Medhekar.

         10.5.1 Security Agreement, dated November 20, 2003, between Laurus Master Fund, Ltd. and LMIC, Inc.

         10.5.2 Amended and Restated Convertible Note, dated November 20, 2003, by LMIC, Inc. in favor of Laurus Master Fund, Ltd.

         10.5.3 Registration Rights Agreement, dated November 20, 2003, between Laurus Master Fund, Ltd. and LMIC, Inc.

         10.5.4 Common Stock Purchase Warrant, dated November 20, 2003, by LMIC, Inc. in favor of Laurus Master Fund, Ltd.

         10.6.1 $600,000 convertible note, dated July 17, 2003 in favor of Laurus Master Fund, Ltd. by LMIC, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LMIC, INC


Date: January 8, 2004                          By: /s/ Luis P. Negrete
                                               ---------------------------------
                                               Luis P. Negrete
                                               Chief Executive Officer

                                  Exhibit Index

         Exhibit No.                Description
         -----------                -----------

         10.1.1 Loan Agreement, dated May 31, 2001, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.1.2 $5,000,000 Promissory Note, dated May 31, 2001, in favor of Branch Banking and Trust Company by Linsang Manufacturing, Inc.

         10.1.3 Security Agreement, dated May 31, 2001, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.1.4 Note Modification Agreement, dated September 12, 2003, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.1.5 Note Modification Agreement, dated December 11, 2003, between Branch Banking and Trust Company and Linsang Manufacturing, Inc.

         10.2.1 $2,000,000 Convertible Note, dated June 26, 2002, in favor of Fuel Centers, Inc. by Linsang Manufacturing, Inc.

         10.2.2 Allonge, dated October 15, 2002, between Fuel Centers, Inc. and Linsang Manufacturing, Inc.

         10.2.3 Allonge #2, dated December 29, 2003, between the holders of the note and Linsang Manufacturing, Inc.

         10.3.1 $1,000,000 Convertible Promissory Note, dated October 28, 2003, in favor of Rod Whiton by LMIC, Inc.

         10.4.1 $200,000 Promissory Note, dated December 12, 2002, in favor of Ajit K. Medhekar by Linsang Manufacturing, Inc.

         10.4.2 Loan Agreement dated December 12, 2002 between Linsang Manufacturing,Inc. and Ajit K. Medhekar.

         10.5.1 Security Agreement, dated November 20, 2003, between Laurus Master Fund, Ltd. and LMIC, Inc.

         10.5.2 Amended and Restated Convertible Note, dated November 20, 2003, by LMIC, Inc. in favor of Laurus Master Fund, Ltd.

         10.5.3 Registration Rights Agreement, dated November 20, 2003, between Laurus Master Fund, Ltd. and LMIC, Inc.

         10.5.4 Common Stock Purchase Warrant, dated November 20, 2003, by LMIC, Inc. in favor of Laurus Master Fund, Ltd.

         10.6.1 $600,000 convertible note, dated July 17, 2003 in favor of Laurus Master Fund, Ltd. by LMIC, Inc.